SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 14, 1998




                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




     Maryland                       1-9317                    04-6558834
  (State or other              (Commission file             (IRS employer
  jurisdiction of                  number)               identification no.)
  incorporation)


400 Centre Street, Newton, Massachusetts                            02158
(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code:  617-332-3990



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Item 5.           Other Events.

         As more fully described in Health and Retirement Properties Trust's press release included as Exhibit 99 to this Current Report, Health and Retirement Properties Trust has announced the death of one of its trustees, Ralph J. Watts.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         10. Fourth Amended and Restated Revolving Credit Agreement, dated as of April 2, 1998, among Health and Retirement Properties Trust, as borrower, the lenders named therein, Dresdner Kleinwort Benson North America LLC, as agent, and Fleet National Bank, as administrative agent.

         99. Press Release dated April 14, 1998 of Health and Retirement Properties Trust.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               HEALTH AND RETIREMENT PROPERTIES TRUST



                               By:  /s/ Ajay Saini
                                    Ajay Saini, Treasurer and Chief Financial
                                    Officer

Date: April 15, 1998


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